LICENSE TERMINATION COST (Details Narrative)	12 Months Ended
Dec. 31, 2020 USD ($)
License Termination Cost
Termination of license agreement, description	the Company issued to Ridgeway 866,667 shares of common stock and 8,000 shares of Series F 0% Convertible Preferred Stock Additionally, we have agreed to pay certain expenses and costs of Ridgeway’s aggregating approximately $25,000
Common stock shares issued, value	$ 266,500
Preferred stock derivative value	$ 1,677,901